Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine H. Yap, Principal Financial and Accounting Officer of ICON MT 16, LLC, the Managing Owner of the Registrant, in connection with the Annual Report of ICON ECI Fund Sixteen (the “Fund”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 22, 2016

/s/ Christine H. Yap

Christine H. Yap

Managing Director

(Principal Financial and Accounting Officer)

ICON MT 16, LLC